UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2017

Date of Report (Date of earliest event reported)

GLUCOSE HEALTH, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-55439	90-1117742
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

609 SW 8th Street, Suite 600, Bentonville, Arkansas, 72712

(Address of Principal Executive Offices) (Zip Code)

(479) 802-3827

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous Independent Registered Public Accounting Firm

On April 6, 2017, Anton & Chia, LLP declined to stand for reelection for the 2017 fiscal period as the Company’s registered independent accounting firm.

The report of ANC on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2016 and 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph relating to an uncertainty as to the Registrant’s ability to continue as a going concern.

During the fiscal years ended December 31, 2016 and 2015, through April 6, 2017, there were no disagreements with ANC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ANC, would have caused ANC to make reference to the subject matter of the disagreement in connection with its report on the Registrant’s financial statements. Additionally, there have been no reportable events as described in Item 304 (a)(1)(v) of Regulation S-K up to and including the dismissal of ANC.

We have provided ANC with a copy of this disclosure on Form 8-K and have requested that ANC furnish us with a letter addressed to the Securities and Exchange Commission (SEC), stating whether it agrees with the above statements. A copy of the letter from ANC to the SEC, dated April 11, 2017 is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On April 6, 2017, the Registrant engaged Michael Gillespie & Associates, PLLC (MGA) as our new independent registered public accounting firm.

The decision to engage MGA was approved by our board of directors.

During the Registrant’s two most recent fiscal years and any subsequent interim period preceding such engagement, neither the Registrant, nor anyone on its behalf, consulted with MGA regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report nor oral advice was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

d) Exhibits

16.1	Letter from ANC dated April 11, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glucose Health, Inc.

Date: April 11, 2017	By:	/s/ Murray Fleming
Murray Fleming Chief Executive Officer/Chief Financial Officer

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